AIA Document G701 – 2001

Change Order

PROJECT (Name and Address)	CHANGE ORDER NUMBER: 002	OWNER:	☒

Diamond Jo New Casino	DATE: May 19, 2008	ARCHITECT:	☒
301 Bell Street/Port of Dubuque
Dubuque, IA 52001		CONTRACTOR:	☒

TO CONTRACTOR (Name and Address)	ARCHITECT’S PROJECT NUMBER:	FIELD:	☐

Conlon Construction Co.	CONTRACT DATE: September 25, 2007	OTHER:	☐
1100 Rockdale Road	CONTRACT FOR: General Construction
Dubuque, IA 52003

THE CONTRACT IS CHANGED AS FOLLOWS:
(Include, where applicable, any undisputed amount attributable to previously executed Construction Change Directives).
Per attached Exhibit A – CO #2:                                                      $1,899,042.46

The original Contract Sum was	$19,283,185.75
The net change by previously authorized Change Orders	$41,622,987.25
The Contract Sum prior to this Change Order was	$60,906,173.00
The Contract Sum will be increased by this Change Order in the amount of	$ 1,899,042.46
The new GMP including this Change Order will be	$62,805,215.46

The Contract Time will be unchanged by Zero (0) days.
The date of Substantial Completion as of the date of this Change Order therefore is the same.

NOTE:  This Change Order does not include changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive until the cost and time have been agreed upon by both the Owner and Contractor, in which case a Change Order is executed to supersede the Construction Change Directive.

NOT VALID UNTIL SIGNED BY THE ARCHITECT, CONTRACTOR AND OWNER

YWS ARCHITECTS	CONLON CONSTRUCTION CO.	Diamond Jo, LLC
ARCHITECT (Firm name)	CONTRACTOR (Firm Name)	OWNER (Firm Name)

5055 W. Patrick Lane	1100 Rockdale Road	PO. Box 1750
Las Vegas, NV 89118	Dubuque, IA 52003	Dubuque, IA 52004-1750
ADDRESS	ADDRESS	ADDRESS

s/Robert P. Holtfreter	s/Ben Roush	s/Jonathan Swain
(Signature)	(Signature)	(Signature)

Robert P. Holtfreter	Ben Roush, Project Manager	Jonathan Swain
(Typed name)	(Typed name)	(Typed Name)

June 4, 2008	6/6/08	5/31/08
DATE	DATE	DATE

Exhibit A – CO #2

PCO #	Description	Cost
1	PR 1-5 – included in GMP Pricing	GMP
2	PR #6 – Interior Drawings – Dated 12-11-07 - $107,000 Allowance	$ (12,560.76)
3	PR #7 – Rigging, Lighting @ Entert., Millwork, Finishes - $240,000 Allowance	$ 65,597.91
4	PR #8 – Interior Changes – Delta 6 Interiors - $100,000 Allowance	$ 8,788.19
5	PR #9 – Stair S-3 Changes Made by YWS - $20,000 Allowance	$ (19,291.37)
6	PR #10 – RFI 228A & RFI 255A – Fireplace Information - $130,000 Allowance	$ 15,994.89
7	PR #11 – Slab Depressions – Not on Plans – Allowance of $25,000	$ 11,818.67
8	PR #12 – Electrical Delta 3, Lighting Delta 4, Mechanical Delta 3, Plumbing Delta 4 –Allowance of $80,000	$ 140,835.64
9	PR #13 – ASI #10 – Food Service – Allowance of $10,000	$ (10,350.00)
10	PR #14 – RFI for Electrical Acoustical Insulation, Broadcast Room, Suspended Soffit – Allowance of $91,500	$ (59,998.95)
11	PR #15 – A/V Delta 4 and Telecom Delta 5 – Allowance of $15,000	$ 245.35
12	Drake Williams Steel Items – Design Issues	$ 146,868.58
13	Revise louver and wall panel to match Centria BR5-36 – YWS Updated Specifications 1/30/08	$ 16,843.59
14	RFI 292, 247, 313, 332, 353, 358, 374, 381, 390, 395, 396, 398, SR #41, SR#42	$ (153,364.02)
15	PR #17 – Interior Specification Changes/Revisions, Lighting Changes, Civil Drawings	$ 4,619.31
16	ASI #17 – RFI #416 Response added one sprinkler head	$ 217.35
17	PR #18 – Revised mechanical, electrical, architectural, interior	$ 588,071.96
18	PR #19 – Reflected Ceiling Plans / Ceramic Tile Grout Changes	$ 12,552.51
19	Drake – Williams Changes	$ 69,908.04
20	CI3 Drawings Changes per detailed breakdown	$ 83,179.46
21	RFI Responses #433 – added one unit heater	$ 788.25
22	NOT USED	NOT USED
23	Retail Millwork Deletion	$ (2,531.14)
24	Flagpole Estimate	$ 4,064.49
25	Grid Iron J-Box Prices – Paulson Electric	Rejected
26	Added Enunciator Panel – Per City requirement	Rejected
27	CI3 Deduct for material	$ (103,500.00)
28	RF #449 Response – Millwork in Mississippi Moon Bar	$ 9,881.22
29	Added Scope for Sportview Contract	$ 216,889.81
30	Buffet Ceiling Revisions	$ 193,129.88
31	Net Streams Add – Sport View	$ 11,461.59
32	Food Service Add Hoods (Gaylord)	$ 41,492.66
33	RFI #415 – Furnish & install batt insulation and poultry netting at Performance/Back Stage Area from 7’-2” AFF to BOD in lieu of drywall	Rejected
34	Masonry items – GFRC to precast shelf angles, backing adjustments	$ (31,938.03)
35	PR #23 – ASI #23-R – Door hardware for aluminum and paint upgrades at bowling	$ 130,449.71
36	Progressives for Slots	Rejected
37	Sports Ticker – Mojo’s	$ 35,531.06
38	Change Bowling Lockers from Plastic Laminate to Metal	$ (36,454.25)
39	Add Five (5) Access Panels at Exterior, per detail 3, 6, 7, 8 & 9 on AB.23 – Geisler Brothers	$ 3,885.78
40	ASI #33 R – Install Soffit at Bowling Projection Screen Wall	$ 879.75
41	PR #21 – Architectural Delta 6, Mechanical Delta 5, Electrical Delta 5, Interior Delta 9	$ 460,327.85
42	PR #22 – Telecom Delta 7	$ 188,655.37
43	Alternate theatrical fixture	$ (127,248.08)
44	RFI #504 Grease Duct Revisions	$ 10,041.61
45	PR #24 – Lighting Delta 7, Revised/Added Lighting Specs, Revised/Updated Interior Specifications (bowling lighting)	$ (25,248.83)
	SubTotal:	$ 1,890,535.05
	Performance and Payment Bond Cost on Above:	$ 8,507.41

	TOTAL CHANGE ORDER AMOUNT:	$ 1,899,042.46